Exhibit 99.1

Rallybio Appoints Christine A. Nash and Hui Liu, Ph.D., to Its Board of Directors

-Tim Shannon, M.D. to resign from Rallybio’s Board of Directors effective at 2022 Annual Meeting of Shareholders-

NEW HAVEN, Conn. April 4, 2022-- Rallybio Corporation (Nasdaq: RLYB), a clinical-stage biotechnology company committed to identifying and accelerating the development of life-transforming therapies for patients with severe and rare diseases, today announced that it has appointed Christine Nash, MBA and Hui Liu, Ph.D., to its Board of Directors. In addition, Tim Shannon, M.D. notified the company that he will resign from the Board, effective at Rallybio’s 2022 annual meeting of shareholders.

“Christine’s commercial and product launch experience in rare diseases and Hui’s industry experience in business development and finance will be an asset to our Board as Rallybio continues to advance its current product portfolio and bring additional candidates into our pipeline,” said Martin Mackay, Ph.D., Chairman and Chief Executive Officer at Rallybio. “We look forward to their valuable expertise and business insights. On behalf of our directors, I am pleased to welcome Christine and Hui to Rallybio’s Board.”

Dr. Mackay added, “Since joining the Board in April 2018, Tim has played an invaluable role in supporting the Company through our growth and significant milestones, including our early financing rounds and our initial public offering in the summer of 2021. He has been an outstanding friend, investor, board member and counselor and we have benefitted from Tim’s deep experience in guiding biotechnology companies. On behalf of Jeff, Steve and the entire Rallybio team, we are grateful to Tim for his contributions as a board member and will miss his presence and valued input.”

“I have spent the bulk of my career focused on the commercialization of products in the rare disease space, and I am excited to join Hui and Rallybio’s Board of Directors during this exciting period of growth for the Company,” said Ms. Nash. “I look forward to utilizing my background and prior experience to contribute to the Board and the Rallybio team as the Company develops the global commercial strategy for its pipeline of rare disease product candidates.”

Dr. Liu added, “I am delighted to join Christine and Rallybio’s Board of Directors and collaborate with the Board and the Rallybio team to support their mission of bringing hope to patients suffering from rare diseases. I look forward to utilizing my experience to contribute to the Company’s growth, particularly in the area of business development strategy and execution as the team builds Rallybio’s pipeline.”

About Ms. Nash

Ms. Nash is an accomplished biopharmaceutical industry leader with nearly 20 years of commercial and product launch experience in rare diseases. She currently serves as Board Chair and senior advisor to the President and CEO at The CM Group, an integrated healthcare agency providing scientific and commercialization strategies and services to the life sciences industry, and Principal at Chatiemac Consulting, LLC, a firm which provides strategic and commercial planning guidance to biotech companies developing medications for rare diseases. Prior to this, she was at Hyperion Therapeutics, Inc., where she held roles of increasing responsibility in marketing and business development prior to becoming Chief Commercial

Officer. As Chief Commercial Officer, she led the commercialization of two products (RAVICTI® and BUPHENYL®) for urea cycle disorders, an ultra-orphan disease, until its acquisition by Horizon Pharma. Before Hyperion, Ms. Nash held marketing roles at Cotherix, Inc., where she developed and led the product launch campaign for Ventavis®, for the treatment of pulmonary arterial hypertension, until its acquisition by Actelion. Early in her career, she was a Product Manager at Genesoft Pharmaceuticals until its acquisition by Oscient Pharmaceuticals. Ms. Nash holds a Master of Business Administration and Bachelor of Arts with Honors in Public Policy from Stanford University.

About Dr. Liu

Dr. Liu is a seasoned biopharma executive with 25 years of experience in business development, finance, and strategy. He is currently the Executive Vice President, Chief Business Officer and Head of US at Merus N.V. (Nasdaq: MRUS), a clinical-stage oncology company engaged in developing multispecific antibody therapeutics. Prior to Merus, he was the Global Head of Business Development & Licensing at Novartis Oncology. Prior to this, Dr. Liu served as Global Head of Business Development and Licensing for Novartis Vaccines & Diagnostics. Dr. Liu began his pharma career in business development at Pfizer where he held roles of increasing responsibility. Prior to Pfizer, he worked in investment banking at Citigroup and Goldman Sachs. Dr. Liu holds a Bachelor of Science in Biology from Peking University in Beijing, China, and both a Master of Business Administration in Finance and Ph.D. in Molecular Biology from the University of Michigan.

About Rallybio

Rallybio is a clinical-stage biotechnology company committed to identifying and accelerating the development of life-transforming therapies for patients with severe and rare diseases. Since its launch in January 2018, Rallybio has built a portfolio of promising product candidates, which are now in development to address rare diseases in the areas of hematology, immuno-inflammation, maternal fetal health, and metabolic disorders. The Company’s mission is being advanced by a team of highly experienced biopharma industry leaders with extensive research, development, and rare disease expertise. Rallybio is headquartered in New Haven, Connecticut, with an additional facility at the University of Connecticut’s Technology Incubation Program in Farmington, Connecticut. For more information, please visit www.rallybio.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on currently available information. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements concerning Rallybio’s business development strategy and execution, its commercial planning, and the Company’s growth. The forward-looking statements in this press release are only predictions and are based largely on management’s current expectations and projections about future events and financial trends that management believes may affect Rallybio’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions, including, but not limited to, our ability to successfully initiate and conduct our planned clinical trials, including the FNAIT natural history study, and the Phase 1 and or 1b clinical trials for RLYB212 and RLYB116, and complete such clinical trials and obtain results on our expected timelines, or at all, whether our cash resources will be sufficient to fund our operating expenses and capital expenditure requirements and whether we will be successful raising additional capital, our ability to identify new product candidates and successfully acquire such product candidates from third parties, competition from other biotechnology and pharmaceutical companies, and those risks and uncertainties described in Rallybio’s filings with the U.S. Securities and Exchange Commission (SEC), including Rallybio’s Annual Report on Form 10-K for the period ended December 31, 2021, and subsequent filings with the SEC. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we are not obligated to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.

Investor Contacts
Steven Tuch

Head of Corporate Development

415-218-0697

stuch@rallybio.com

Ami Bavishi

Head of Investor Relations and Communications

609-477-4536

abavishi@rallybio.com

Hannah Deresiewicz

Stern Investor Relations, Inc.

212-362-1200

hannah.deresiewicz@sternir.com

Media Contact
Tara DiMilia
908-369-7168
Tara.dimilia@tmstrat.com

Source: Rallybio Corporation